NUMBER

PSC 9032

THIS CERTIFICATE IS TRANSFERABLE IN SOUTH SAINT PAUL, MN.

PEERLESS

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SHARES

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

CUSIP 705536 10 0

THIS CERTIFIES THAT

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

PEERLESS SYSTEMS CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
WELLS FARGO BANK, N.A.

TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

PEERLESS SYSTEMS CORPORATION

A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common

TEN ENT – as tenants by entireties

JT TEN – as joint tenants with right of survivorship and not as tenants in common

UTMA – __________ Custodian __________
(Cust) (Minor)
under Uniform Transfers to Minors
Act __________
(State)

Additional abbreviations may also be used though not in above list.

For value received ______ *hereby sell, assign, and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

____

____

____ *Shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____ *Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.*

Dated __________

X ____

X ____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP") OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE [illegible] GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.